DEBENTURES	12 Months Ended
Dec. 31, 2014
DEBENTURES [Abstract]
DEBENTURES
NOTE 13	-	DEBENTURES

A.	Composition by repayment schedule (carrying amount):

	As of December 31, 2014
	Interest rate	2015	2016	2017	2018
Debentures Series D	8%	$5,796	$5,796	$--	$--
Debentures Series F	7.8%	58,626	58,626	--	--
Jazz's 2010 Notes (as defined in D below)	8%	45,577	--	--	--
Jazz's 2014 Notes (as defined in E below)	8%	--	--	--	42,889
		$109,999	$64,422	$--	$42,889

The outstanding principal amounts of the debentures as of December 31, 2014 and 2013 were approximately $312,000 and $345,000, respectively, and following redemption of Jazz 2010 Notes described in D below and conversions of Series F described in C below, the outstanding principal amounts of all the company's debentures has been reduced to approximately $208,000 as of February 15, 2015.

Tower debentures and interest thereon are unsecured and subordinated to Tower's existing and future secured indebtedness, including indebtedness to the Israeli Banks under the Facility Agreement, see Note 16A(1), and to the government of Israel, see Note 8B. For details in regards to Jazz Notes, see E below.

If on a payment date of the principal or interest on any series of the Tower debentures, there is a breach of certain covenants and conditions under the Facility Agreement, the dates for payment of interest and principal on the debentures may be postponed until such covenant or condition is satisfied.

B.	Debentures Series D Issued in 2007

During 2007, Tower issued (i) $27,000 aggregate principal amount of long-term non-convertible debentures, repayable in six equal annual installments beginning in December 2011 and ending in December 2016, linked to the CPI and carrying an annual interest rate of 8% (“Series D”).

Series D non-convertible debenture outstanding principal amounts as of December 31, 2014 and 2013, were approximately $12,000 and $20,000, respectively.

C.	Debentures Series F

In 2010 and 2012, Tower issued un-secured and subordinated long-term debentures, which are fully linked to the US dollar, carry an interest rate of 7.8% per annum payable semiannually, which are repayable in two equal installments in December 2015 and December 2016. As of December 31, 2014 and 2013, the aggregate outstanding amount of such debentures was approximately $197,000 and $231,000, respectively. As of February 15, 2015, the aggregate outstanding amount of such debentures is approximately $138,000.

The debentures are convertible into Tower's ordinary shares until December 2016, at a conversion ratio of approximately $10 par value of debentures into one ordinary share.

The determination of the conversion ratio in September 2012 triggered the examination of whether a contingent beneficial conversion feature ("BCF") existed as of past issuance dates of these debentures. In accordance with ASC 470-20 (formerly EITF 98-5 and EITF 00-27), and specifically the guidance over "Contingently Adjustable Conversion Ratios", the Company concluded that a BCF existed. The BCF, in accordance with such guidance, amounted to approximately $110,000 which was classified as an increase in shareholders' equity with a corresponding decrease by the same amount in the carrying values of Series F presented in long term liabilities.

The approximately $110,000 amount is being recorded as accretion and amortization costs included in other financing expenses, net from 2012 to 2016 (term of said debentures) using the effective interest method, resulting in non-cash accretion and amortization costs included in other financing expenses, net being recognized at increasing amounts over the term of the debentures. Any partial or full conversion of debentures F into ordinary shares will increase shareholders' equity, will reduce debt liabilities and accelerate the recognition of such financing expenses, thereby creating higher accretion and amortization costs included in other financing expenses in the period of conversion occurrence, which will be offset by lower financing expenses in the periods thereafter.

Following conversions of approximately $34,000 of Series F debentures into ordinary shares that occurred in 2014, an amount of approximately $16,000 was recorded due to acceleration of accretion and amortization costs included in other financing expenses, net in the statements of operations report, which will result in future reduced financing expenses, improved profitability in the following periods, as well as reduced liabilities and increased shareholders' equity. Any additional conversions during 2015 will have similar impact on the future financial statements; from January 1, 2015 to February 15, 2015, an additional approximately $59,000 of Series F debentures were converted into ordinary shares resulting in approximately $24,000 of accelerated accretion and amortization costs included in other financing expenses, as well as reduced liabilities and increased shareholders' equity, which amount will further reduce future financing expenses and improve profitability in the following periods.

D.	Notes Issued By Jazz in 2010

In July 2010, Jazz issued notes in the principal amount of approximately $94,000 due 2015 (the “2010 Notes”). Interest on the 2010 Notes was a rate of 8% per annum was payable semiannually.

As of the approval date of this financial statements the 2010 Notes were fully redeemed through: (i) an early redemption of approximately $45,000 outstanding amount, as permitted by the terms of the indenture governing the 2010 Notes, completed in January 2015, thereby saving approximately $1,000 of interest payments; (ii) an Exchange Agreement as described in E below.

As of December 31, 2014, approximately $45,000, in principal amount of the 2010 Notes were outstanding, which were fully paid in January 2015. The outstanding balance of the 2010 Notes as of December 31, 2013 was $94,000, see also E.

E.	Jazz 2014 Notes Transaction

In March 2014, Jazz, certain of its domestic subsidiaries and Tower entered into an exchange agreement (the “2014 Exchange Agreement”) with certain 2010 Notes holders (the “2014 Participating Holders”) according to which Jazz issued new unsecured convertible senior notes due December 2018 (the “2014 Notes”) in exchange for approximately $45,000 in aggregate principal amount of the 2010 Notes that were originally due June 2015.

Also in March 2014, Jazz, Tower and certain of the 2014 Participating Holders (the “Purchasers”) entered into a purchase agreement (the “Purchase Agreement”) pursuant to which the Purchasers purchased $10,000 in aggregate principal amount of the 2014 Notes for cash consideration.

Holders of the 2014 Notes may submit a conversion request with respect to their 2014 Notes to be settled through cash or ordinary shares of Tower, in which event the conversion price is set to $10.07 per share, reflecting a 20 percent premium over the average closing price for Tower's ordinary shares for the five trading days ending on the day prior to the signing date of the 2014 Exchange Agreement and Purchase Agreement. Interest on the 2014 Notes at a rate of 8% per annum is payable semiannually.

The 2014 Notes are unsecured senior obligations of Jazz, rank equally with all other existing and future unsecured senior indebtedness of Jazz, and are effectively subordinated to all existing and future secured indebtedness of Jazz, including the Wells Fargo Credit Line Agreement (see Note 12C above), to the extent of the value of the collateral securing such indebtedness. The 2014 Notes rank senior to all existing and future subordinated debt. The 2014 Notes are not guaranteed by Tower.

Holders of the 2014 Notes are entitled, subject to certain conditions and restrictions, to require Jazz to repurchase the 2014 Notes at par plus accrued interest and a 1% redemption premium in the event of certain change of control transactions as set forth in the Indenture governing the 2014 Notes.

The Indenture contains certain customary covenants including covenants restricting the ability of Jazz and the ability of its subsidiaries to, among other things, incur additional debt, incur additional liens, make specified payments and make certain asset sales.

Jazz's obligations under the 2014 Notes are guaranteed by Jazz's wholly owned domestic subsidiaries. Jazz has not provided condensed consolidated financial information for such subsidiaries because the subsidiaries have no independent assets or operations, the subsidiary guarantees are full and unconditional and joint and several and the subsidiaries of Jazz, other than the subsidiary guarantors, are minor.

As of December 31, 2014, approximately $58,000 principal amount of 2014 Notes was outstanding.

The Jazz Credit Line Agreement imposes certain limitations on the ability to repay the notes and/or to incur additional indebtedness without Wells Fargo's consent. Any default on payment or refinancing of the notes prior to the notes maturity, in a form satisfactory to Wells Fargo, would trigger a cross default under the Credit Line Agreement, , which would permit the lenders to accelerate the obligations thereunder, potentially requiring Jazz to repay or refinance the Credit Line Agreement.

Jazz concluded that the exchange should not be recognized as a troubled debt restructuring in accordance with the provisions of ASC 470-60 "Modifications and Extinguishments". In accordance with the provisions of ASC 470-50, Jazz concluded that said exchange resulted in an extinguishment of the old debt and the issuance of a new convertible debt to be recorded at fair value. As described above, certain of the 2014 Notes were issued in exchange for certain of the 2010 Notes. Since the 2014 Notes were not traded and no quotes were available, Jazz determined the fair value of the 2014 Notes using the present value technique. The 2014 Exchange Agreement resulted in an expense of approximately $9,800, which has been recorded in the statement of operations report as non-cash one-time financing expense for the year ended December 31, 2014. The convertible feature has been measured as the difference between the fair value of the liability component and the fair value of the note as a whole, and recorded in equity in accordance with ASC 470-20.